UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 26, 2004

Date of Report (date of earliest event reported):

Euronet Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22167	74-2806888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

4601 College Boulevard Leawood, Kansas	66211
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (913) 327-4200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On October 26, 2004, Euronet Worldwide, Inc. issued a press release to announce its financial results for the third quarter ended September 30, 2004. The press release is attached hereto as Exhibit 99.1.

The information in this Current Report, including without limitation Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 – Press Release dated October 26, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

By:	/S/ Daniel R. Henry
Daniel R. Henry
Chief Operating Officer

Date: October 26, 2004

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